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                                                                     Exhibit 23


                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in this Annual Report (Form 10-K) of American Income Fund I-B, a Massachusetts Limited Partnership of our report dated March 10, 1998, included in the 1997 Annual Report to the Partners of American Income Fund I-B.






                                                              ERNST & YOUNG LLP



Boston, Massachusetts
March 10, 1998